================================================================================
                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       MassMutual Participation Investors
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
================================================================================

                       MASSMUTUAL PARTICIPATION INVESTORS


                                     [LOGO]


                           NOTICE OF ANNUAL MEETING OF
                        SHAREHOLDERS AND PROXY STATEMENT


                                      TIME
                             FRIDAY, APRIL 25, 2008
                                  AT 1:00 P.M.



                                     PLACE
                                    OAK ROOM
                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111



--------------------------------------------------------------------------------
Please date, fill in, and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States.
--------------------------------------------------------------------------------
                                                                        MMCI2974

                       MASSMUTUAL PARTICIPATION INVESTORS
                           Springfield, Massachusetts


Dear Shareholder:

The 2008 Annual Meeting of Shareholders of MassMutual Participation Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:00 p.m., Eastern Time, on Friday, April 25, 2008. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy card are enclosed.

By promptly returning the enclosed proxy card you can help the Trust avoid the expense of sending follow-up letters to obtain the attendance of a majority of the outstanding shares. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

At the meeting, shareholders will be asked to elect three Trustees. The Board of Trustees and the Nominating Committee of the Board of Trustees recommend that shareholders elect the nominated Trustees.

I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trust.


                                        Sincerely,

                                        /s/ Roger W. Crandall
                                        ------------------------------------
                                        Roger W. Crandall
                                        CHAIRMAN

                       MASSMUTUAL PARTICIPATION INVESTORS
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF MASSMUTUAL PARTICIPATION INVESTORS:

The Annual Meeting of Shareholders of MassMutual Participation Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 25, 2008, at 1:00 p.m., Eastern Time, for the following purposes:

(1) to elect as Trustees Michael H. Brown, Corine T. Norgaard, and Maleyne M. Syracuse for three-year terms, or until their respective successors are duly elected and qualified; and

(2) to transact such other business as may properly come before the meeting or any adjournment thereof.

Holders of record of the shares of beneficial interest of the Trust at the close of business on February 25, 2008, are entitled to vote at the meeting or any adjournment thereof.

                                        By order of the
                                        Board of Trustees,

                                        /s/ Rodney J. Dillman
                                        ------------------------------------
                                        Rodney J. Dillman
                                        VICE PRESIDENT AND SECRETARY


Springfield, Massachusetts
March 26, 2008

                                 PROXY STATEMENT
                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Participation Investors (the "Trust") for use at the Annual Meeting of its Shareholders ("Annual Meeting" or "Meeting"), to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 25, 2008, at 1:00 p.m., Eastern Time.

Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card are being mailed on or about March 26, 2008, to shareholders of record on February 25, 2008, the record date. The Trust's principal business office is MassMutual Participation Investors, c/o Babson Capital Management LLC ("Babson Capital"), 1500 Main Street, Suite 600, P.O. Box 15189, Springfield, Massachusetts 01115-5189.

Holders of the shares of beneficial interest of the Trust ("shares") of record at the close of business on February 25, 2008 will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,894,922 shares outstanding on the record date. The Trust, to the best of its knowledge, is not aware of any beneficial owner of more than 5% of the outstanding shares of the Trust. However, MassMutual, the ultimate parent company of Babson Capital, may be deemed a beneficial owner of more than 5% of the outstanding shares of the Trust by reason of it owning a $12,000,000 Senior Fixed Rate Convertible Note due December 13, 2011 (the "Note") issued by the Trust. MassMutual, at its option, can convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the shares for ten business days prior to the notice of conversion.

Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast is required to elect Trustees. Thus, the three nominees for election at the Annual Meeting who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees.

Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.


                              ELECTION OF TRUSTEES

The Board of Trustees is currently comprised of nine Trustees with terms expiring in 2008, 2009, and 2010. The terms of Michael H. Brown, Corine T. Norgaard, and Maleyne M. Syracuse expire this year. The Trust's Nominating Committee nominated Mr. Brown and Dr. Norgaard for re-election as independent Trustees to the Board of Trustees for three-year terms, and has nominated Ms. Syracuse for election as an independent Trustee for a three-year term. All nominees, if elected, are to serve their respective terms, or until each of their successors is duly elected and qualified.

INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE AND OFFICERS OF THE TRUST

Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this meeting, is his or her present office with the Trust, age, term of office and length of such term served, principal occupation during the past five years, certain other of the Trustees' directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of the Trust's Senior Officers, with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.

For purposes of the following Trustee tables, the term "fund complex" includes the Trust, MassMutual Corporate Investors, MassMutual Premier Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Select Funds.

                                                        INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX    OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Roger W. Crandall* (43)         Trustee       3 years/      Executive Vice President    2      Trustee, Chairman (since 2005),
                              (since 2005)    1 year,       and Chief Investment               President (2003-2005), and Vice
Massachusetts Mutual                          10 months     Officer (since 2005) and           President (2002-2003), of the Trust;
Life Insurance Company                                      Co-Chief Operating                 Director (since 2004), Babson Capital
1295 State Street                                           Officer (since 2007) of            Europe Limited (an institutional
Springfield, MA 01111                                       MassMutual; and Chairman           debt-fund manager); Director (since
                                                            (since 2005), President            2004), Babson Capital Guernsey
                                                            (2006-2007), and Chief             Limited (an investment management
                                                            Executive Officer (since           company); Non-Executive Director
Chairman                                                    2006), Vice Chairman               (since 2005), Baring Asset Management
(since 2005)                                                (2005), Member of the              Limited (an investment
                                                            Board of Managers (since           manager/adviser); Chairman (since
                                                            2004), Member of the               2005), Cornerstone Real Estate
                                                            Board of Directors                 Advisers LLC (an investment adviser);
1 year/                                                     (2003-2004), and Managing          Director (since 2003), MassMutual
7 months                                                    Director (2000-2005) of            Corporate Value Partners Limited
                                                            Babson Capital.                    (investment company); Director (since
                                                                                               2003), MassMutual Corporate Value
                                                                                               Limited (investment company);
                                                                                               Director (since 2005), MassMutual
                                                                                               Holdings (Bermuda) Ltd. (holding
                                                                                               company); Director (since 2004), MML
                                                                                               Assurance, Inc. (a New York insurance
                                                                                               company); Director (since 2005),
                                                                                               Oppenheimer Acquisition Corp.
                                                                                               (holding company); Director (since
                                                                                               2004), Jefferies Finance LLC (a
                                                                                               finance company); Director (since
                                                                                               2004), Great Lakes LLC (investment
                                                                                               company); Director (since 1999), SAAR
                                                                                               Holdings CDO Ltd. (investment
                                                                                               company); Chairman, Chief Executive
                                                                                               Officer and Director (since 2006),
                                                                                               MassMutual Capital Partners
                                                                                               (investment company); Director (since
                                                                                               2006), Invicta Advisers LLC
                                                                                               (derivative trading company);
                                                                                               Director (since 2006), Invicta
                                                                                               Capital LLC (derivative trading
                                                                                               company); Director (since 2006),
                                                                                               Invicta Credit LLC (derivative
                                                                                               trading company); Director (since
                                                                                               2006), Invicta Holdings LLC
                                                                                               (derivative trading company);
                                                                                               Director (since 2006), Director
                                                                                               (since 2006), MassMutual
                                                                                               International LLC (holding company);
                                                                                               Trustee (since 2003), President
                                                                                               (2003-2005), and Chairman (since
                                                                                               2005), MMCI Subsidiary Trust and MMPI
                                                                                               Subsidiary Trust; and Trustee (since
                                                                                               2005), Chairman (since 2005),
                                                                                               President (2003-2005), and Vice
*  Mr. Crandall is classified as an "interested person" of the Trust and Babson Capital (as    President (2002-2003), of MassMutual
   defined by the Investment Company Act of 1940, as amended) because of his position as an    Corporate Investors (closed-end
   Officer of the Trust; and Chairman, Chief Executive Officer, and Member of the Board of     investment company advised by Babson
   Managers of Babson Capital.                                                                 Capital).

                                                        INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX    OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Joyal* (63)           Trustee       3 years/      President (2001-2003)       57     President (1999-2003) and Trustee
                              (since 2003)    10 months     of Babson Capital.                 (since 2003), of the Trust; Director
MassMutual                                                                                     (since 2006), Jefferies Group, Inc.
Participation Investors                                                                        (financial services); Director (since
1500 Main Street                                                                               2003), Pemco Aviation Group, Inc.
Suite 600                                                                                      (aircraft maintenance and overhaul);
P.O. Box 15189                                                                                 Director (since 2007), Scottish Re
Springfield, MA 01115-5189                                                                     Group Ltd. (global life reinsurance
                                                                                               specialist); Trustee (since 2003),
                                                                                               MassMutual Select Funds, formerly
                                                                                               MassMutual Institutional Funds, (an
                                                                                               open-end investment company advised
                                                                                               by MassMutual); Trustee (since 2003),
                                                                                               MML Series Investment Fund (an
                                                                                               open-end investment company advised
                                                                                               by MassMutual); Trustee (1998-2003),
                                                                                               Senior Vice President (1998-2001) and
                                                                                               President (2001-2003), MMCI
                                                                                               Subsidiary Trust and MMPI Subsidiary
                                                                                               Trust; and President (1999-2003),
                                                                                               Trustee (since 2003), MassMutual
                                                                                               Corporate Investors (closed-end
                                                                                               investment company advised by Babson
                                                                                               Capital).

*  Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
   Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an
   "interested person" of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

6

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX    OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
William J. Barrett (68)         Trustee       2 years/      President (since 2002),     2      Trustee (since 2006), MassMutual
                              (since 2006)    10 months     Barrett-Gardner Associates,        Corporate Investors (a closed-end
MassMutual                                                  Inc. (investments); and            investment company advised by Babson
Participation Investors                                     Senior Vice President              Capital).
1500 Main Street                                            (1976-2002), Janney
Suite 600, P.O. Box 15189                                   Montgomery Scott LLC
Springfield, MA 01115-5189                                  (investments).




Donald E. Benson (77)*          Trustee       3 years/      Executive Vice President    2      Director (since 1997), MAIR Holdings,
                              (since 1988)    10 months     and Director (since 1992),         Inc. (commu ter airline holding
MassMutual                                                  Marquette Financial Companies      company); Director (since 1997),
Participation Investors                                     (financial services); Partner      First California Financial Group Inc.
1500 Main Street                                            (since 1996), Benson Family        (bank holding company); and Trustee
Suite 600, P.O. Box 15189                                   Limited Partnership No. 1 and      (since 1986), MassMutual Corporate
Springfield, MA 01115-5189                                  Benson Family Limited              Investors (closed-end investment
                                                            Partnership No. 2 (investment      company advised by Babson Capital).
                                                            partnerships); and
                                                            Partner (1987-2004), Benson,
                                                            Pinckney, Oates Partnership
                                                            (building partnership).

*  Mr. Benson has a beneficial ownership interest in the Benson Family Limited Partnership No. 2, which owns .863% ($479,692.23 in value) of MassMutual High Yield Partners II LLC and 1.59% ($671,623.89 in value) of Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX    OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Michael H. Brown (51)           Trustee       1 year/       Private Investor; and       2      Trustee (since 2005), MassMutual
                              (since 2005)    10 months     Managing Director (1994-           Corporate Investors (a closed-end
MassMutual                                                  2005), Morgan Stanley.             investment company advised by Babson
Participation Investors                                                                        Capital) and Independent Director
1500 Main Street                                                                               (since 2006), Invicta Holdings LLC
Suite 600, P.O. Box 15189                                                                      and its subsidiaries (a derivative
Springfield, MA 01115-5189                                                                     trading company owned indirectly by
                                                                                               MassMutual).


Donald Glickman (74) *          Trustee       3 years/      Chairman (since 1992),      2      Director (since 1984), Monro Muffler
                              (since 1992)    10 months     Donald Glickman and                Brake, Inc. (automobile repair
MassMutual                                                  Company, Inc. (private             service); Director (since 1998), MSC
Participation Investors                                     investments); and Partner          Software, Corp. (simulation
1500 Main Street                                            (since 1992), J.F. Lehman          software); and Trustee (since 1992),
Suite 600, P.O. Box 15189                                   & Co. (private investments).       MassMutual Corporate Investors
Springfield, MA 01115-5189                                                                     (closed-end investment company
                                                                                               advised by Babson Capital).

*  MassMutual and its affiliates are limited partners in three private investment funds in which affiliates of J.F. Lehman & Co.
   serve as the general partner and advisor and as such hold a carried interest. During the past two fiscal years, MassMutual and its affiliates have paid approximately $640,650 in management fees to these J.F. Lehman affiliates attributable to the investments in the limited partnerships.

8

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX    OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------


Martin T. Hart (72)*            Trustee       3 years/      Private Investor; and       2      Director (since 2004), Texas
                              (since 1991)    1 year,       President and Director             Roadhouse, Inc. (operates restaurant
MassMutual                                    10 months     (since 1983), H                    chain); Director (since 1999),
Participation Investors                                     Investment Company LLC             ValueClick Inc. (internet advertising
1500 Main Street                                            (family partnership).              company); Director (since 2002),
Suite 600, P.O. Box 15189                                                                      Spectranetics Corp. (medical device
Springfield, MA 01115-5189                                                                     company); and Trustee (since 1991),
                                                                                               MassMutual Corporate Investors
                                                                                               (closed-end investment company
                                                                                               advised by Babson Capital).

Corine T. Norgaard (70)         Trustee       3 years/      President, (2004-2005),     34     Trustee (since 2005), MML Series
                              (since 1998)    2 years,      Thompson Enterprises               Investment Fund II (an open-end
MassMutual                                    10 months     Real Estate Investment;            investment company advised by
Participation Investors                                     and Dean (1996-2004),              MassMutual); Trustee (since 2004),
1500 Main Street                                            Barney School of                   MassMutual Premier Funds, formerly
Suite 600, P.O. Box 15189                                   Business, University               The DLB Fund Group (an openend
Springfield, MA 01115-5189                                  of Hartford.                       investment company advised by
                                                                                               MassMutual); Trustee (since 1993),
                                                                                               ING Series Fund (investment company);
                                                                                               Director (since 1992), ING Variable
                                                                                               Series Fund; (investment company) and
                                                                                               Trustee (since 1998), MassMutual
                                                                                               Corporate Investors (a closed-end
                                                                                               investment company advised by Babson
                                                                                               Capital).

Maleyne M. Syracuse (51)        Trustee       6 months/     Managing Director (2000-    2      Trustee (since 2007), MassMutual
                              (since 2007)    4 months**    2007), JP Morgan                   Corporate Investors (a closed-end
MassMutual                                                  Securities, Inc.                   investment company advised by Babson
Participation Investors                                                                        Capital).
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

*  Mr. Hart owns .879% ($488,138.89 in value) of MassMutual High Yield Partners II LLC and .7955% ($355,811.94 in value) of
   MassMutual Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

** Ms. Syracuse was appointed by the Board of Trustees to fill a newly created board seat on October 19, 2007.

                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

                                POSITION      OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)               WITH THE       LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS                   FUND        TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Clifford M. Noreen (50)        President       1 year/        President (since 2005) and Vice President (1993-2005) of the Trust;
                                               7 months       Vice Chairman (since 2007); Member of the Board of Managers (since
MassMutual                                                    2006), and Managing Director (since 2000), Babson Capital; Trustee
Participation Investors                                       (since 2005) and President (since 2005), MMCI Subsidiary Trust and
1500 Main Street                                              MMPI Subsidiary Trust; and President (since 2005) and Vice President
Suite 600, P.O. Box 15189                                     (1993-2005), MassMutual Corporate Investors.
Springfield, MA 01115-5189

James M. Roy (45)              Vice            1 year/        Vice President and Chief Financial Officer (since 2005), Treasurer
                               President and   7 months       (2003-2005), and Associate Treasurer (1999-2003) of the Trust;
MassMutual                     Chief Financial                Managing Director (since 2005) and Director (2000-2005) Babson
Participation Investors        Officer                        Capital; Trustee (since 2005), Treasurer (since 2005), and Controller
1500 Main Street                                              (2003-2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; and Vice
Suite 600, P.O. Box 15189                                     President and Chief Financial Officer (since 2005), Treasurer
Springfield, MA 01115-5189                                    (2003-2005), and Associate Treasurer (1999-2003), MassMutual Corporate
                                                              Investors.

Rodney J. Dillman (55)         Vice           1 year/         Vice President, Secretary, and Chief Legal Officer (since 2006) of the
                               President,     7 months        Trust; Corporate Vice President and Associate General Counsel (since
MassMutual                     Secretary, and                 2000), MassMutual; General Counsel and Secretary (since 2006), Babson
Participation Investors        Chief Legal                    Capital; Secretary (since 2006), MMCI Subsidiary Trust and MMPI
1500 Main Street               Officer                        Subsidiary Trust; and Vice President, Secretary, and Chief Legal
Suite 600, P.O. Box 15189                                     Officer (since 2006), MassMutual Corporate Investors.
Springfield, MA 01115-5189

                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

                                POSITION      OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)               WITH THE       LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS                   FUND        TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
John T. Davitt, Jr. (40)       Comptroller     1 year/        Comptroller (since 2001) of the Trust; Director (since 2000), Babson
                                               7 months       Capital; Controller (since 2005), MMCI Subsidiary Trust and MMPI
MassMutual                                                    Subsidiary Trust; and Comptroller (since 2001), MassMutual Corporate
Participation Investors                                       Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

Melissa M. LaGrant (34)        Chief           1 year/        Chief Compliance Officer (since 2006) of the Trust; Managing Director
                               Compliance      7 months       (since 2005), Babson Capital; Vice President and Senior Compliance
MassMutual                     Officer                        Trading Manager (2003-2005), Loomis, Sayles & Company, L.P.; Assistant
Participation Investors                                       Vice President-Business Risk Management Group (2002-2003) and
1500 Main Street                                              Assistant Vice President-Investment Compliance (2001-2002), Zurich
Suite 600, P.O. Box 15189                                     Scudder Investments/Deutsche Asset Management; and Chief Compliance
Springfield, MA 01115-5189                                    Officer (since 2006), MassMutual Corporate Investors.

Ronald S. Talaia (39)          Treasurer       1 year/        Treasurer (since 2006) of the Trust; Director (since 2001), Babson
                                               7 months       Capital; and Treasurer (since 2006), MassMutual Corporate Investors.
MassMutual
Participation Investors
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

                                POSITION      OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)               WITH THE       LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS                   FUND        TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Jill A. Fields (48)            Vice President  1 year/        Vice President (since 2006) of the Trust; Managing Director (since
                                               7 months       2000), Babson Capital; Vice President (since 2006), MMCI Subsidiary
MassMutual                                                    Trust and MMPI Subsidiary Trust; and Vice President (since 2006),
Participation Investors                                       MassMutual Corporate Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

Michael P. Hermsen (47)        Vice President  1 year/        Vice President (since 1998) of the Trust; Managing Director (since
                                               7 months       2000), Babson Capital; Vice President (since 2005), MMCI Subsidiary
MassMutual                                                    Trust and MMPI Subsidiary Trust; and Vice President (since 1998),
Participation Investors                                       MassMutual Corporate Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

Mary Wilson Kibbe (54)         Vice President  1 year/        Vice President (since 1992) of the Trust; Managing Director (since
                                               7 months       2000), Babson Capital; and Vice President (since 1992), MassMutual
MassMutual                                                    Corporate Investors.
Participation Investors
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

                                POSITION      OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)               WITH THE       LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS                   FUND        TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Michael L. Klofas (47)         Vice President  1 year/        Vice President (since 1998) of the Trust; Managing Director (since
                                               7 months       2000), Babson Capital; Vice President (since 2005), MMCI Subsidiary
MassMutual                                                    Trust and MMPI Subsidiary Trust; and Vice President (since 1998),
Participation Investors                                       MassMutual Corporate Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

Richard E. Spencer, II (45)    Vice President  1 year/        Vice President (since 2002) of the Trust; Managing Director (since
                                               7 months       2000), Babson Capital; Vice President (since 2005), MMCI Subsidiary
MassMutual                                                    Trust and MMPI Subsidiary Trust; and Vice President (since 2002),
Participation Investors                                       MassMutual Corporate Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

                    SHARE OWNERSHIP OF TRUSTEES AND OFFICERS

As of December 31, 2007 the Trustees and Officers of the Trust as a group and individually beneficially owned less than one percent (1%) of the Trust's outstanding shares.

The table below sets forth information regarding the beneficial ownership* of the Trust's shares by each Trustee based on the market value of such shares as of December 31, 2007.


                    DOLLAR RANGES OF SHARES OWNED BY TRUSTEES


NAME OF                   DOLLAR RANGE               AGGREGATE DOLLAR RANGE
NOMINEE/                  OF SHARES                  OF SHARES IN THE FAMILY OF
TRUSTEE                   IN THE TRUST               INVESTMENT COMPANIES
--------------------------------------------------------------------------------
W. Barrett                Over $100,000              Over $100,000
D. Benson                 Over $100,000**            Over $100,000**
M. Brown                  $10,001-$50,000            $50,001-$100,000
R. Crandall               $10,001-$50,000            Over $100,000***
D. Glickman               $10,001-$50,000            Over $100,000
M. Hart                   Over $100,000              Over $100,000
R. Joyal                  Over $100,000              Over $100,000***
C. Norgaard               $10,001-$50,000            $50,001-$100,000
M. Syracuse               None                       None

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

** Since December 31, 2007, Mr. Benson has transferred all of his Trust and MassMutual Corporate Investor shares to a charitable trust. While Mr. Benson retains voting and investment control over these shares, he is no longer considered the "beneficial owner" of the shares for purposes of Rule 16a-1(a)(2).

*** Includes interest derived from the market value of MassMutual Corporate
    Investors shares represented in the MassMutual and/or Babson Capital non-qualified compensation deferral plans. However, pursuant to the terms of the plans, neither the plans nor the participant has actual ownership in MassMutual Corporate Investors shares.

     INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

The Board of Trustees has an Audit Committee, a Joint Transactions Committee, and a Nominating Committee.

The Audit Committee is comprised exclusively of Trustees who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and operates pursuant to a written Audit Committee Charter, which is available on the Trust's website, www.babsoncapital.com/ mpv. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516. The present members of the Audit Committee are Donald E. Benson (Chairman), Martin T. Hart, and Corine T. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange (the "Listing Standards") and the rules of the U.S. Securities and Exchange Commission ("SEC"). In accordance with the SEC's rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and upon due consideration of the qualifications of each member of the Trust's Audit Committee, the Board designated Mr. Benson as the Trust's Audit Committee Financial Expert.

In accordance with the standards set forth in the Audit Committee Charter, the Audit Committee is responsible for: financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Trust's independent accountants; certain financial and accounting oversight matters; and certain other matters as set forth in the Audit Committee Charter. The Audit Committee also supervises investigations into matters relating to audit function and performs other duties as required by applicable law or regulation. During the twelve months ended December 31, 2007, the Audit Committee held eight meetings.

The Joint Transactions Committee is comprised of all of the Trust's Trustees who are not "interested persons" of the Trust, as defined in Section 2(a) (19) of the 1940 Act. This Committee reviews certain joint investment transactions between the Trust and MassMutual pursuant to the conditions set forth in the Trust's SEC exemptive order under Section 17(d) of the 1940 Act and Rule 1 7d- 1 thereunder. This Committee acts primarily by written consent (twelve consents were executed by Committee members, approving twenty-one investments during the past fiscal year). The Committee also met twice informally during the year in conjunction with the quarterly meetings of the Trust's Board of Trustees (approving two investments and turning down one during the past fiscal year).

The Trust's Nominating Committee currently is comprised of the following
Trustees: William J. Barrett, Donald E. Benson, Michael H. Brown, Donald Glickman, Martin T. Hart, Corine T. Norgaard, and Maleyne M. Syracuse, none of whom is an "interested person" of the Trust, as defined in Section 2(a) (19) of the 1940 Act. A current copy of the Nominating Committee's Charter can be found on the Trust's website, www. babsoncapital.com/mpv. This Committee met twice during fiscal year 2007.

The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not "interested persons" of the Trust ("independent Trustees"). The Nominating Committee Charter contemplates that all nominees for independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

When the Board has or expects to have a vacancy for an independent Trustee, the Nominating Committee will consider candidates recommended by the Trust's current Trustees; the Trust's officers; the Trust's investment adviser; the Trust's shareholders; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

During the past fiscal year, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call) and one special meeting.

           TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

Pursuant to the Investment Advisory and Administrative Services Contract between the Trust and Babson Capital (the "Contract"), Babson Capital paid the compensation and expenses of the Trust's officers and of all Trustees of the Trust who were officers or employees of Babson Capital, with the exception of Mr. Crandall and Mr. Dillman, and Assistant Secretaries Bradley J. Lucido and Jason M. Pratt, whose compensation and expenses were paid by MassMutual.

Trustees who are not officers or employees of MassMutual or Babson Capital receive an annual retainer fee paid by the Trust of $10,000. The Trust also pays an additional annual retainer fee to the Chairman of the Audit Committee in the amount of $2,500. Trustees also receive a fee of $1,500 for each meeting of the Board which they attend, ($750 for each meeting conducted by telephone conference call). Members of the Audit Committee and Nominating Committee receive an additional fee of $ 1,000 per meeting attended, including meetings conducted by teleconference call. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration to these Trustees and reimbursement of their out-of-pocket expenses paid by the Trust during the fiscal year ended December 31, 2007 was $155,376.

The following table discloses the compensation paid to the Trust's independent Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2007. Each of the independent Trustees also serves as a Trustee of one other closed-end investment company managed by Babson Capital, MassMutual Corporate Investors. The Trust, MassMutual Corporate Investors, MassMutual Premier Funds, MassMutual Select Funds, MML Series Investment Fund, and MML Series Investment Fund II, are collectively referred to in the table below as the "Fund Complex". The Trustees do not receive pension or retirement benefits.

NAME OF                      AGGREGATE COMPENSATION          TOTAL COMPENSATION
TRUSTEE                          FROM THE TRUST               FROM FUND COMPLEX
--------------------------------------------------------------------------------
William J. Barrett                  $18,750                        $44,875
Donald E. Benson                     28,250                         63,875
Michael H. Brown                     18,750                         44,875
Roger W. Crandall                     None*                           None
Donald Glickman                      18,750                         44,875
Martin T. Hart                       26,750                         60,875
Robert E. Joyal                       None*                         98,490 **
Corine T. Norgaard                   26,750                        180,075***
Maleyne M. Syracuse ****              4,750                         11,625
--------------------------------------------------------------------------------
TOTAL                              $142,750                       $549,565
--------------------------------------------------------------------------------

* No compensation is paid by the Trust to Trustees who are "interested persons" of the Trust.

** Mr. Joyal also serves as a Trustee of two open-end investment companies, MassMutual Select Funds and MML Series Investment Fund, both managed by MassMutual the ultimate parent of Babson Capital. Mr. Joyal received $98,490 in total compensation from the Fund Complex (including interest paid through the deferred compensation plans of MassMutual Select Funds and MML Series Investment Fund) for fiscal year ended December 31, 2007.

*** Dr. Norgaard also serves as a Trustee of two open-end investment companies, MassMutual Premier Funds and MML Series Investment Fund II, both managed by MassMutual, the ultimate parent of Babson Capital.

**** Ms. Syracuse was appointed to the Board of Trustees on October 19, 2007.


                             AUDIT COMMITTEE REPORT

The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with the Trust's management ("Management") and independent registered public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent registered accountant's responsibilities, Management advised that the Trust's financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, the Audit Committee has:

o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2007 with Management and KPMG LLP the Trust's independent registered public accountants;

o Discussed with KPMG LLP those matters required to be discussed by SAS 114 (Codification of Statements on Auditing Standards); and

o Received the written disclosure and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2007 and 2006 for the Trust and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Trust's Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2007 audited financial statements in the Annual Report to Shareholders for the fiscal year ended December 31, 2007, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

The Audit Committee appointed the firm of KPMG LLP as the Trust's auditors for the fiscal year ending December 31, 2008, and, in connection therewith, KPMG LLP will prepare all of the Trust's tax returns for the fiscal year ending December 31, 2008.


                     SUBMITTED BY THE AUDIT COMMITTEE OF THE
                                BOARD OF TRUSTEES

                     Donald E. Benson, Audit Committee Chair
                     Martin T. Hart, Audit Committee Member
                     Corine T. Norgaard, Audit Committee Member

February 11, 2008

The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Trust's Annual Report.

                        THE TRUST'S INDEPENDENT AUDITORS

KPMG LLP ("KPMG") audited the financial statements of the Trust, Babson Capital, and MassMutual for the fiscal year ended December 31, 2007. KPMG's audit report for the Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the forthcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit the Trust's 2008 financial statements and prepare the Trust's 2007 tax return.


                        FEES PAID TO INDEPENDENT AUDITORS

                            FEES BILLED TO THE TRUST
--------------------------------------------------------------------------------
                                     KPMG LLP                  KPMG LLP
                                    YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 2007         DECEMBER 31, 2006
--------------------------------------------------------------------------------
Audit Fees                            $48,000                   $35,500
Audit-Related Fees                      5,700                     5,400
Tax Fees                               37,200                    28,500
All Other Fees                              0                         0
--------------------------------------------------------------------------------
Total Fees                            $90,900                   $69,400
--------------------------------------------------------------------------------

                            NON-AUDIT FEES BILLED TO
                          BABSON CAPITAL AND MASSMUTUAL
--------------------------------------------------------------------------------
                                     KPMG LLP                  KPMG LLP
                                    YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 2007         DECEMBER 31, 2006
--------------------------------------------------------------------------------
Audit-Related Fees                  $1,102,280                 $912,760
Tax Fees                                     0                        0
All Other Fees                          75,000                        0
--------------------------------------------------------------------------------
Ttotal Fees                          $1,177,280                 $912,760
--------------------------------------------------------------------------------

The category "Audit Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trust, Babson Capital, and MassMutual, such as SAS 70 review, and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Trust's Audit Committee to establish a pre-approval policy for certain services rendered by the Trust's independent accountants. During 2007, the Trust's Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a preapproval policy for any such services.

The 2006 fees billed represent final 2006 amounts, which may differ from the preliminary figures available as of the publication date of the Trust's 2007 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trust's 2007 Proxy Statement, but are now properly included in the 2006 fees billed to the Trust, Babson Capital, and MassMutual.

                                 OTHER BUSINESS

The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

                               INVESTMENT ADVISER

Babson Capital provides investment management and certain administrative services to the Trust pursuant to the Contract.

Babson Capital currently has over $95 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies, and institutional investors (such as insurance companies, pension plans, endowments, and foundations). MassMutual Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual and MassMutual Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Babson Capital has an office at 1500 Main Street, Suite 1100, in Springfield, Massachusetts 01115 and its principal office is located at Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210.

                         CERTAIN ADMINISTRATIVE SERVICES

MassMutual indirectly provides certain administrative services to the Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation, and other services provided to Babson Capital, the Trust's investment adviser. MassMutual's principal business address is 1295 State Street, Springfield, Massachusetts, 01111.

           SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Trust's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of the Trust are required to file forms reporting their affiliation with the Trust and reports of ownership and changes in ownership of the Trust's securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trust, the Trust believes that each of its Trustees and relevant officers, Babson Capital, and relevant affiliated persons have complied with all applicable filing requirements during the Trust's fiscal year ended December 31, 2007, except Michael Ross of Babson Capital and Babson Capital each inadvertently filed a late Form 3.

                PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
                              THE BOARD OF TRUSTEES

Any Shareholder intending to present a proposal at the Annual Meeting to be held in 2009 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward the written proposal to the Trust, Attention:
Secretary. Proposals must be received on or before October 29, 2008, to be considered for inclusion in the Trust's proxy material for its 2009 Annual Meeting.

Pursuant to procedures approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in Section 2(a) (19) of the 1940 Act, Shareholders may mail written communications to the Board by writing the Trust's Chief Financial Officer at the Office of the Trust's investment adviser or by emailing the Trust's Chief Financial Officer at mpvmailbox@massmutual. com. When writing to the Trust's Board, Shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.

                            ADDITIONAL INFORMATION

Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone, or by facsimile will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Trust's Shareholders.

The Trust will arrange for at least one Trustee to attend its 2008 Annual Meeting of Shareholders; encourages all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate Trustee attendance. Seven of eight of the Trust's Trustees attended the April 27, 2007 Annual Meeting.

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Trust Shareholder of record. If a Shareholder needs an additional copy of the Proxy Statement, please contact the Trust at 1-866-399-1516. If any Shareholder does not want the mailing of his or her Proxy Statement to be combined with those for the other members of the Shareholder's household, please contact:

Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

                                  ANNUAL REPORT


The Annual Report of the Trust for its fiscal year ended December 31, 2007, including financial statements, a schedule of the Trust's investments as of such date and other data, was mailed on or about February 29, 2008, to all shareholders of record. Any shareholder may request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trust's transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.


                                              By order of the
                                              Board of Trustees,

                                              /s/ Rodney J. Dillman
                                              ---------------------------
                                              Rodney J. Dillman
                                              Vice President and Secretary



1500 Main Street
Springfield, Massachusetts 01115
March 26, 2008

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

MMPIP2973

                                         ---------------------------------------
                                                      Vote By Mail:

                                         Vote, sign and date this Proxy Card and
                                           return in the postage-paid envelope

                                         ---------------------------------------

MASSMUTUAL PARTICIPATION INVESTORS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Rodney J. Dillman and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Participation Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 25, 2008, at 2:00 p.m. Eastern Time, and at any adjournments thereof (the "Annual Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).


                             (If you noted any address changes above, please
                                  mark corresponding box on other side.)

                              Date ______________________________________

                             ---------------------------------------------------
                             |                                                 |
                             |                                                 |
                             |                                                 |
                             |                                                 |
                             |                                                 |
                             ---------------------------------------------------
                             Signature(s) (if held jointly) (Please sign in box)

                             Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                         MASSMUTUAL PARTICIPATION INVESTORS

                                       Please fill in box(es) as shown using
                                       black or blue ink or number 2 pencil. |X|
                                       PLEASE DO NOT USE FINE POINT PENS.



1. ELECTION OF TRUSTEES                         For       Withhold     For All
                                                All         All        Except *
Nominees for election: (01) Michael H.           0           0            0
Brown (02) Corine T. Norgaard and (03)
Maleyne M. Syracuse for three-year
terms; and until their respective
successors are duly elected or
qualified.




--------------------------------------------------------------------------------
*To withhold authority to vote, mark "For All Except" and write the nominee's number on the line above.



2. OTHER BUSINESS

In their discretion, the proxy or
proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                       MPI kw 08